SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 1997
                                                   -------------------------


                               CIT RV Trust 1997-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-23507                     Applied For
   -------------------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                            c/o First Omni Bank, N.A.
                     499 Mitchell Street, Mail Stop 101-591
                               Millsboro, DE 19966
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------
            On December 15, 1997, First Omni Bank, N.A., as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1997-A, Class A-1 5.800% Asset Backed Notes, Class A-2 5.985% Asset Backed Notes, Class A-3 6.018% Asset Backed Notes, Class A-4 6.200% Asset Backed Notes, Class A-5 6.250% Asset Backed Notes, Class A-6 6.350% Asset Backed Notes, Class A-7 6.400% Asset Backed Notes, Class B 6.450% Asset-Backed Notes and 6.800% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                             Page
      ----------        -----------                             ----
      28                Monthly Report delivered by               3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on December 15, 1997


SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By:    /s/ Frank Garcia
                                    ----------------------------
                                    Name:  Frank Garcia
                                    Title: Vice President

Dated:  December 31, 1997

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1997-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1997 to November 30, 1997
                                          -------------------------------------
attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


      IN WITNESS WHEREOF, he has affixed hereunto his signature this 12th day of December 1997.


                                      THE CIT GROUP/SALES FINANCING, INC.

                                      By: /s/ Frank Madeira
                                      --------------------------------
                                      Name: Frank Madeira
                                      Title: Vice President

                                  CIT RV TRUST 1997-A

                               MONTHLY SERVICER'S REPORT



                                                  Settlement Date      11/30/97
                                                  Determination Date   12/10/97
                                                  Distribution Date    12/15/97



I.   All Payments on the Contracts                                13,075,292.29
II.  All Liquidation Proceeds on the
      Contracts with respect to Principal                                  0.00
III. Repurchased Contracts                                             8,683.67
IV.  Investment Earnings on Collection Account                             0.00
V.   Servicer Monthly Advances                                       926,679.53
VI.  Reimbursement of prior monthly Servicer Advances                      0.00
VII. Incorrect Deposits                                                    0.00

Total available amount in Collection Account                     $14,010,655.49
                                                                 --------------

Draws from the Reserve Account                                            $0.00

Total Distribution                                               $14,010,655.49


DISTRIBUTION AMOUNTS                Cost per $1000
-----------------------             --------------

1.(a) Class A-1 Note Interest
       Distribution                                   84,406.11
  (b) Class A-1 Note Principal
       Distribution                                8,783,461.97
      Aggregate Class A-1 Note
       Distribution                  220.04635434                  8,867,868.08

2.(a) Class A-2 Note Interest
        Distribution                                  69,160.00
  (b) Class A-2 Note Principal
       Distribution                                        0.00
      Aggregate Class A-2 Note
       Distribution                    2.16125000                     69,160.00

3.(a) Class A-3 Note Interest
       Distribution                                  193,411.83
  (b) Class A-3 Note Principal
       Distribution                                        0.00
       Aggregate Class A-3 Note
        Distribution                   2.17316663                    193,411.83

4.(a) Class A-4 Note Interest
       Distribution                                  286,577.78
  (b) Class A-4 Note Principal
       Distribution                                        0.00
       Aggregate Class A-4 Note
        Distribution                    2.23888891                   286,577.78

5.(a) Class A-5 Note Interest
       Distribution                                  167,013.89
  (b) Class A-5 Note Principal
       Distribution                                        0.00
       Aggregate Class A-5 Note
        Distribution                    2.25694446                   167,013.89

6.(a) Class A-6 Note Interest
       Distribution                                  243,063.89
  (b) Class A-6 Note Principal
       Distribution                                        0.00
       Aggregate Class A-6 Note
        Distribution                    2.29305557                   243,063.89

6.(a) Class A-7 Note Interest
       Distribution                                  114,862.22
  (b) Class A-7 Note Principal
       Distribution                                        0.00
       Aggregate Class A-7 Note
        Distribution                     2.31111107                  114,862.22

7.(a) Class B Note Interest
       Distribution                                   72,204.17
  (b) Class B Note Principal
       Distribution                                        0.00
       Aggregate Class B Note
        Distribution                    2.32916677                    72,204.17

8.(a) Certificate Interest
       Distribution                                   34,679.48
  (b) Certificate Principal
       Distribution                                        0.00
       Aggregate  Certificate
        Distribution                    2.45555576                    34,679.48

9. Servicer Payment
    (a)  Servicing Fee                               235,051.19

         Total Servicer Payment                                      235,051.19

10. Deposits to the Reserve Account                                3,726,762.95

Total Distribution                                               $14,010,655.49
                                                                 --------------

11.  Distribution from the Reserve Account
  (a)  Draws deposited to the Note Distribution
        Account                                            0.00
  (b)  Draws deposited to the Certificate
        distribution Account                               0.00
  (c)  Distribution to Lender                      3,919,949.30
  (d)  Distribution to Affiliated Owner                    0.00

Total Distribution from the Reserve Account                        3,919,949.30


       INTEREST
-----------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes @ 5.800%                       84,406.11
        (b) Class A-2 Notes @ 5.985%                       69,160.00
        (c) Class A-3 Notes @ 6.018%                      193,411.83
        (d) Class A-4 Notes @ 6.200%                      286,577.78
        (e) Class A-5 Notes @ 6.250%                      167,013.89
        (f) Class A-6 Notes @ 6.350%                      243,063.89
        (g) Class A-7 Notes @ 6.400%                      114,862.22

               Aggregate Interest on Class A Notes                 1,158,495.72

        (g) Class B Notes @ 6.450%                                    72,204.17
        (h) Certificate @ 6.800%                                      34,679.48

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                    0.00
        (b) Class A-2 Notes                                    0.00
        (c) Class A-3 Notes                                    0.00
        (d) Class A-4 Notes                                    0.00
        (e) Class A-5 Notes                                    0.00
        (f) Class A-6 Notes                                    0.00
        (g) Class A-7 Notes                                    0.00
        (h) Class B Notes                                      0.00

        (i) Certificate                                        0.00


3.   Total Distribution of Interest    Cost per $1000
                                         -----------
        (a) Class A-1 Notes              2.09444442       84,406.11
        (b) Class A-2 Notes              2.16125000       69,160.00
        (c) Class A-3 Notes              2.17316663      193,411.83
        (d) Class A-4 Notes              2.23888891      286,577.78
        (e) Class A-5 Notes              2.25694446      167,013.89
        (f) Class A-6 Notes              2.29305557      243,063.89
        (g) Class A-7 Notes              2.31111107      114,862.22

            Total Aggregate Interest
             on Class A Notes                                      1,158,495.72

        (i) Class B Notes                2.32916677                   72,204.17

        (h) Certificate                  2.45555576                   34,679.48

      PRINCIPAL
-----------------------

                                      No. of Contracts
                                      --------------
1. Amount of Stated Principal
    Collected                                          2,790,872.13
2. Amount of Principal Prepayment
    Collected                              202         5,983,992.08
3. Amount of Liquidated Contract            0                  0.00
4. Amount of Repurchased Contract           1              8,597.76

       Total Formula Principal Distribution
        Amount                                                     8,783,461.97

5.   Principal Balance before giving effect
      to Principal Distribution                     Pool Factor
                                                    -----------
        (a) Class A-1 Notes                          1.0000000    40,300,000.00
        (b) Class A-2 Notes                          1.0000000    32,000,000.00
        (c) Class A-3 Notes                          1.0000000    89,000,000.00
        (d) Class A-4 Notes                          1.0000000   128,000,000.00
        (e) Class A-5 Notes                          1.0000000    74,000,000.00
        (f) Class A-6 Notes                          1.0000000   106,000,000.00
        (g) Class A-7 Notes                          1.0000000    49,700,000.00
        (h) Class B Notes                            1.0000000    31,000,000.00

        (i) Certificate                              1.0000000    14,122,864.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                0.00
        (b) Class A-2 Notes                                                0.00
        (c) Class A-3 Notes                                                0.00
        (d) Class A-4 Notes                                                0.00
        (e) Class A-5 Notes                                                0.00
        (f) Class A-6 Notes                                                0.00
        (g) Class A-7 Notes                                                0.00
        (h) Class B Notes                                                  0.00

        (i) Certificate                                                    0.00


7.   Principal Distribution            Cost per $1000
                                        -----------
        (a) Class A-1 Notes            217.95190993               8,783,461.97
        (b) Class A-2 Notes              0.00000000                       0.00
        (c) Class A-3 Notes              0.00000000                       0.00
        (d) Class A-4 Notes              0.00000000                       0.00
        (e) Class A-5 Notes              0.00000000                       0.00
        (f) Class A-6 Notes              0.00000000                       0.00
        (g) Class A-7 Notes              0.00000000                       0.00
        (h) Class B Notes                0.00000000                       0.00

        (i) Certificate                  0.00000000                       0.00


8.   Principal Balance after giving
      effect to Principal Distribution              Pool Factor
                                                    -----------
        (a) Class A-1 Notes                          0.7820481    31,516,538.03
        (b) Class A-2 Notes                          1.0000000    32,000,000.00
        (c) Class A-3 Notes                          1.0000000    89,000,000.00
        (d) Class A-4 Notes                          1.0000000   128,000,000.00
        (e) Class A-5 Notes                          1.0000000    74,000,000.00
        (f) Class A-6 Notes                          1.0000000   106,000,000.00
        (g) Class A-7 Notes                          1.0000000    49,700,000.00
        (h) Class B Notes                            1.0000000    31,000,000.00

        (h) Certificate                              1.0000000    14,122,864.00



      POOL DATA
-----------------------
                                                       Aggregate
                                   No.of Contracts Principal Balance
                                   --------------- -----------------
1.   Pool Stated Principal Balance
      as 11/30/97                        19,447     555,339,401.95

2.   Delinquency Information                                        %Delinquent
                                                                    -----------

              (a) 31-59 Days                165       4,188,576.55        0.754%
              (b) 60-89 Days                  2          21,456.87        0.004%
              (c) 90-119 Days                 0               0.00        0.000%
              (d) 120 Days +                  0               0.00        0.000%

3.   Contracts Repossessed during the
      Due Period                              0               0.00

4.   Current Repossession Inventory           0               0.00

5.   Aggregate Net Losses for the related
      Due Period
       (a)  Aggregate Principal Balance of
             Liquidated Receivables           0               0.00
       (b)  Net Liquidation Proceeds on any
             Liquidated Receivables                           0.00
                                                      -------------
       Total Aggregate Net Losses for the
        related Due Period                                                 0.00

6.   Aggregate Losses on all Liquidated
      Receivables (Year-To-Date)                                           0.00

7.   Aggregate Net Losses on all Liquidated   0
      Receivables (Life-To-Date)                                           0.00

8.   Weighted Average Contract Rate of all
      Outstanding Contracts                                              10.096%

9.   Weighted Average Remaining Term to
      Maturity of all Outstanding Contracts                             157.450

10.  Weighted Average Months Seasoning of all
       Outstanding Contracts                                              5.853

   TRIGGER ANALYSIS
-----------------------

1. (a)  Average Delinquency Percentage  N/A
   (b)  Delinquency Percentage Trigger
         in effect ?                             NO

2. (a)  Average Liquidated Contracts
         Percentage                     N/A
   (b)  Liquidated Contracts Trigger in
         effect ?                                NO



    MISCELLANEOUS
-----------------------

1.   Monthly Servicing Fees                                          235,051.19

2.   Servicer Advances                                               926,679.53

3.   (a)  Opening Balance of the Reserve Account                  11,282,457.00
     (b)  Deposits to the Reserve Account           3,726,762.95
     (c)  Investment Earnings in the Reserve
           Account                                     17,517.39
     (d)  Distribution from the Reserve Account    -3,919,949.30
     (e)  Ending Balance of the Reserve Account                   11,106,788.04

4.   Specified Reserve Account Balance                            11,106,788.04

5.  Available Reserve Amount                                      11,106,788.04

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                               20,330.28
                Principal                           3,899,619.02
                      Total P&I                                    3,919,949.30

      (b)  Beginning Loan Balance                                 11,282,457.00
      (c)  Principal Payment                                       3,899,619.02
      (d)  Ending Loan Balance                                     7,382,837.98